Exhibit 3.32

                            ARTICLES OF INCORPORATION

The undersigned desiring to form a corporation (hereinafter referred to as "Corporation") pursuant to the provisions of Indiana Business Corporation Law.

                                   ARTICLE I.
                                      NAME

Name of Corporation - CEDAR CARE, INC.

                                   ARTICLE II.
                           REGISTERED OFFICE AND AGENT

The street address of the corporation's initial registered office in Indiana and the name of its initial registered agent at that office is:

         David E. Cooper
         406 Ansley Court
         Indianapolis, Indiana 46234

                                  ARTICLE III.
                                AUTHORIZED SHARES

Number of shares:  1,000 Shares of Common.

                                   ARTICLE IV.
                                  INCORPORATORS

The name(s) and address(es) of the incorporator(s) of the corporation:

         David E. Cooper
         406 Ansley Court
         Indianapolis, IN 46234

         IN WITNESS WHEREOF, the undersigned being all the incorporators of said corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true, this 18th day of July, 1991.

                                                           /s/ David E. Cooper
                                                           -------------------
                                                           David E. Cooper
Instrument was prepared by:
William T. Rees
8355 Rockville Road
Indianapolis, IN 46234


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[SEAL OF
THE STATE   ARTICLES OF INCORPORATION   Provided by: EVAN BAYH
   OF       State Form 4159 (R6 /3-88)
 INDIANA]                                            Secretary of State
                                                     Room 155, State House
                                                     Indianapolis, Indiana 46204
                                                     (317) 232-6576

                                                     Indiana Code 23-1-21-2

                                                     FILING FEE $90.00

            INSTRUCTIONS: Use 8-1/2 x 11 inch white paper for inserts.
                          Filing requirements - Present original and one copy to the address in the upper right corner of this form.

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                          ARTICLES OF INCORPORATION OF
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(Indicate the appropriate act)
   The undersigned desiring to form a corporation (herein after referred to as "Corporation") pursuant to the provisions of:

   [X] Indiana Business Corporation Law
   [ ] Indiana Professional Corporation Act 1983

   As amended, executes the following Articles of Incorporation:
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                                 ARTICLE I NAME
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Name of Corporation
             CEDAR CARE, INC.
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(The name must contain the word "Corporation," "Incorporated," "Limited,"
"Company" or an abbreviation of one of those words.)

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                     ARTICLE II REGISTERED OFFICE AND AGENT
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(The street address of the corporation's initial registered office in Indiana and the name of its initial registered agent at that office is:)
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Name of Agent
             DAVID E. COOPER
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Street Address of Registered Office                                     Zip Code
             406 Ansley Court, Indianapolis, Indiana                    46234
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                         ARTICLE III AUTHORIZED SHARES
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Number of shares: 1000 Shares - Common Stock
                  --------------------------------------------------------------
                  If there is more than one class of shares, shares with rights and preferences, list such information on "Exhibit A."
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                            ARTICLE IV INCORPORATORS
    (The name(s) and address(es) of the incorporator(s) of the corporation:)
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
                     NUMBER and STREET
      NAME              OR BUILDING        CITY           STATE         ZIP CODE
--------------------------------------------------------------------------------
DAVID E. COOPER      406 Ansley Court       Indianapolis  Indiana       46234
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
In Witness Whereof, the undersigned being all the incorporators of said corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true, this 18th day of July 1991.
     ----        ----   --
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Signature                               Printed Name

/s/ David E. Cooper                     David E. Cooper
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Signature                               Printed Name

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Signature                               Printed Name

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This instrument was prepared by (Name)

William T. Rees
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Address (Street, Number, City and State)                                Zip Code

8355 Rockville Road, Indianapolis, Indiana                              46234
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